Property and equipment, net	12 Months Ended
Dec. 31, 2023
Property and equipment, net
Property and equipment, net

6. Property and equipment, net

Property and equipment, net consists of the following:

	As of
	December 31,	As of December 31,
	2022	2023	2023
	RMB	RMB	US$
Computer and transmission equipment	22,569,837	25,295,660	3,562,819
Furniture and office equipment	2,820,000	543,160	76,502
Leasehold improvements	23,707,764	24,306,234	3,423,461
Motor vehicles	816,103	816,103	114,946
Total property and equipment	49,913,704	50,961,157	7,177,728
Accumulated depreciation	(44,052,344)	(42,318,765)	(5,960,473)
Property and equipment, net	5,861,360	8,642,392	1,217,255

Depreciation expense was RMB6,215,253, RMB4,393,055 and RMB3,026,574 (US$426,284) for the years ended December 31, 2021, 2022 and 2023, respectively. Disposal of property and equipment resulted in gains of RMB180,537, RMB2,678 and in loss of RMB148,198 (US$20,873) in the year ended December 31, 2021, 2022 and 2023, respectively.